                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                  May 25, 1999
                                  ------------

                   Main Place Funding, LLC (as Issuer under an
                  Indenture dated as of May 25, 1999 providing
                   for the issuance of Mortgage-Backed Bonds,
                            Series 1999-1, Due 2002)

                             MAIN PLACE FUNDING, LLC
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Delaware                       333-74817                57-0236115
---------------               -----------------        -------------------
(State of other                (Commission File         (IRS Employer
jurisdiction of                Number)                 Identification No.)
incorporation)


      100 North Tryon Street, Charlotte, North Carolina                 28255
--------------------------------------------------------------------------------
      (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code           (704) 388-7436
                                                             --------------


                     Main Place Real Estate Investment Trust
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On May 25, 1999, the Registrant caused the issuance and sale of $1,500,000,000 aggregate initial principal amount of its Mortgage-Backed Bonds, Series 1999-1 (the "Bonds") pursuant to the Indenture, dated as of May 25, 1999, (the "Indenture"), between the Registrant and U.S. Bank Trust National Association, as Trustee. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Indenture.

     The Eligible Collateral initially pledged to secure the Bonds consists of Eligible Fixed-Rate Mortgage Loans and Eligible Adjustable-Rate Mortgage Loans. All of the Mortgage Loans constituting the Initial Collateral were originated or acquired by NationsBanc Mortgage Corporation, (the "Servicer"), which is an affiliate of the Registrant and Banc of America Securities LLC, one of the underwriters. As of the Cut-off Date, the Initial Collateral consisted of approximately 7,867 Eligible Mortgage Loans with an aggregate principal balance of approximately $2,813,941,698.37. Approximately 1,635 of the Mortgage Loans with an aggregate principal balance as of the Cut-off of approximately $549,621,026.66 consist of Eligible Fixed-Rate Mortgage Loans and approximately 6,232 of the Mortgage Loans with an aggregate principal balance of approximately $2,264,320,671.71 consist of Eligible Adjustable-Rate Mortgage Loans.

     Certain characteristics of the Mortgage Loans constituting the Initial Collateral pledged to secure the Bonds are set forth below. For purposes of the following tables, the Mortgage Loans constituting the Initial Collateral have been divided into two groups: Fixed-Rate Mortgage Loans and Adjustable-Rate Mortgage Loans. The sums of the percentage columns may not equal 100% due to rounding.

                          MORTGAGE LOAN INTEREST RATES

                          INITIAL FIXED-RATE MORTGAGE LOANS            INITIAL ADJUSTABLE-RATE MORTGAGE LOANS(1)
                      ------------------------------------------       -----------------------------------------
                                                PERCENT OF                                       PERCENT OF
                        CUT-OFF DATE           CUT-OFF DATE              CUT-OFF DATE           CUT-OFF DATE
                      AGGREGATE UNPAID        AGGREGATE UNPAID         AGGREGATE UNPAID        AGGREGATE UNPAID
INTEREST RATE         PRINCIPAL BALANCE       PRINCIPAL BALANCE        PRINCIPAL BALANCE       PRINCIPAL BALANCE
--------------        -----------------     --------------------       -----------------     -------------------
 6.000%  and Below      $  4,043,392.11              0.74%             $ 66,111,717.09              2.92%
 6.001%  -- 6.250%         5,212,571.15              0.95                65,741,113.86              2.90
 6.251%  -- 6.500%        30,224,030.39              5.50               213,030,549.18              9.41
 6.501%  -- 6.750%        65,668,749.94             11.95               526,927,308.91             23.27
 6.751%  -- 7.000%       116,164,609.54             21.14               698,148,640.18             30.83
 7.001%  -- 7.250%       143,668,931.31             26.14               372,410,062.58             16.45
 7.251%  -- 7.500%       104,028,432.18             18.93               210,346,302,63              9.29
 7.501%  -- 7.750%        49,016,605.53              8.92                70,352,406.15              3.11
 7.751%  -- 8.000%        12,861,964.85              2.34                32,105,789.73              1.42
 8.001%  -- 8.250%         7,671,381.17              1.40                 7,980,008.24              0.35
 8.251%  -- 8.500%         5,297,882.66              0.96                 1,166,773.16              0.05
 8.501%  -- 8.750%         3,609,739.92              0.66                         0.00              0.00
 8.751%  -- 9.000%         1,536,096.21              0.28                         0.00              0.00
 9.251%  -- 9.500%           253,760.45              0.05                         0.00              0.00
 9.501%  -- 9.750%           116,047.32              0.02                         0.00              0.00
10.251% -- 10.500%           246,831.93              0.04                         0.00              0.00
                        ---------------            ------            -----------------            ------
   Totals               $549,621,026.66            100.00%           $2,264,320,671.71            100.00%
                        ===============            ======            =================            ======
                        Weighted Average                             Weighted Average
                        Interest Rate                                Interest
                        Rate is 7.17%                                is 6.91%

----------------
(1) With the exception of approximately 0.47% of the aggregate unpaid principal balance of the initial adjustable-rate mortgage loans, none of the remaining initial adjustable-rate mortgage loans had reached their first ARM interest adjustment date as of the cut-off date. As of the cut-off date, the weighted average remaining period of time until the next ARM interest adjustment date for the initial adjustable-rate mortgage loans was approximately 81.40 months.

                          ORIGINAL LOAN-TO-VALUE RATIO

                          INITIAL FIXED-RATE MORTGAGE LOANS             INITIAL ADJUSTABLE-RATE MORTGAGE LOANS
                      -----------------------------------------        -----------------------------------------
                                                PERCENT OF                                       PERCENT OF
                        CUT-OFF DATE           CUT-OFF DATE              CUT-OFF DATE           CUT-OFF DATE
ORIGINAL LOAN-        AGGREGATE UNPAID        AGGREGATE UNPAID         AGGREGATE UNPAID        AGGREGATE UNPAID
TO-VALUE RATIO        PRINCIPAL BALANCE       PRINCIPAL BALANCE        PRINCIPAL BALANCE       PRINCIPAL BALANCE
--------------        -----------------     -------------------        -----------------     -------------------
50.00% and Below        $ 28,269,047.64              5.14%             $  163,959,202.02              7.24%
50.01% -- 55.00%          19,230,809.44              3.50                 106,039,282.85              4.68
55.01% -- 60.00%          31,714,888.61              5.77                 129,451,803.73              5.72
60.01% -- 65.00%          36,967,660.51              6.73                 165,118,365.92              7.29
65.01% -- 70.00%          83,425,702.33             15.18                 316,746,497.27             13.99
70.01% -- 75.00%          83,989,974.92             15.28                 324,873,760.32             14.35
75.01% -- 80.00%         221,738,821.37             40.34                 956,205,039.51             42.23
80.01% -- 85.00%           8,086,120.49              1.47                  15,364,153.10              0.68
85.01% -- 90.00%          28,330,584.94              5.15                  69,560,286.88              3.07
90.01% -- 95.00%           7,867,416.41              1.43                  17,002,280.11              0.75
                        ---------------            ------              -----------------            ------
  Totals                $549,621,026.66            100.00%             $2,264,320,671.71            100.00%
                        ===============            ======              =================            ======
                        Weighted                                       Weighted
                        Average Original                               Average Original
                        Loan-to-Value                                  Loan-to-Value
                        Ratio is 72.12%                                Ratio is 70.90%

--------------

* The loan-to-value ratio of an eligible mortgage loan is calculated using the lesser of: (1) the appraised value of the related mortgaged property, as established by an appraisal obtained by the originator from an appraiser in connection with the origination of the eligible mortgage loan; and (2) the sale price for the property. For the purpose of calculating the loan-to-value ratio of any eligible mortgage loan that is the result of the refinancing, including a refinancing for "equity take-out" purposes, of an existing mortgage loan, the appraised value of the related mortgaged property is generally determined by reference to an appraisal obtained in connection with the origination of the replacement loan.

                       REMAINING TERMS TO STATED MATURITY

                                Initial Fixed-Rate Mortgage Loans     Initial Adjustable-Rate Mortgage Loans
                              -------------------------------------  ---------------------------------------
                                                  Percentage of                              Percentage of
Remaining Term                  Cut-Off Date       Cut-Off Date           Cut-Off Date        Cut-Off Date
to Stated Maturity            Aggregate Unpaid    Aggregate Unpaid    Aggregate Unpaid      Aggregate Unpaid
   (Months)                   Principal Balance   Principal Balance   Principal Balance     Principal Balance
------------------            -----------------   -----------------   -----------------     -----------------
49 -- 60                      $    116,047.32            0.02%        $            0.00                 0.00%
85 -- 96                           371,278.42            0.07                274,339.17                 0.01
97 -- 108                        3,437,121.73            0.63                705,354.94                 0.03
109 -- 120                      15,716,352.52            2.86                490,442.55                 0.02
121 -- 132                       1,707,510.30            0.31                      0.00                 0.00
133 -- 144                       3,973,383.96            0.72              1,179,765.77                 0.05
145 -- 156                       1,550,945.18            0.28                564,593.02                 0.02
157 -- 168                     114,685,122.52           20.87              9,687,780.52                 0.43
169 -- 180                      23,752,675.92            4.32             24,602,467.28                 1.09
205 -- 216                               0.00            0.00                383,240.12                 0.02
217 -- 228                         259,096.67            0.05              4,326,789.10                 0.19
229 -- 240                         267,260.01            0.05              5,058,183.97                 0.22
241 -- 252                               0.00            0.00                886,417.72                 0.04
253 -- 264                         246,831.93            0.04                      0.00                 0.00
265 -- 276                       5,868,247.72            1.07                341,777.87                 0.02
277 -- 288                       9,812,335.79            1.79              4,136,178.17                 0.18
289 -- 300                      12,425,105.73            2.26              6,520,778.07                 0.29
301 -- 312                       2,597,314.28            0.47              4,775,050.81                 0.21
313 -- 324                       3,030,667.79            0.55             68,228,560.35                 3.01
325 -- 336                         756,705.48            0.14             30,317,117.91                 1.34
337 -- 348                     275,006,908.50           50.04            704,331,699.97                31.11
349 -- 360                      74,040,114.89           13.47          1,397,510,134.40                61.72
-------------------------------------------------------------------------------------------------------------
             Totals           $549,621,026.66          100.00%        $2,264,320,671.71               100.00%
-------------------------------------------------------------------------------------------------------------
                              Weighted Average                        Weighted Average
                              Remaining Term to                       Remaining Term to
                              Stated Maturity is                      Stated Maturity is
                              287 months                              346 months


                              YEARS OF ORIGINATION

                                Initial Fixed-Rate Mortgage Loans     Initial Adjustable-Rate Mortgage Loans
                              -------------------------------------  ---------------------------------------
                                                  Percentage of                              Percentage of
                                Cut-Off Date       Cut-Off Date         Cut-Off Date          Cut-Off Date
     Year of                  Aggregate Unpaid    Aggregate Unpaid    Aggregate Unpaid      Aggregate Unpaid
   Origination                Principal Balance   Principal Balance   Principal Balance     Principal Balance
------------------            -----------------   -----------------   -----------------     -----------------
      1988                    $    116,047.32                 0.02%   $            0.00                 0.00%
      1989                               0.00                 0.00           886,417.72                 0.04
      1990                         246,831.93                 0.04                 0.00                 0.00
      1992                      11,373,183.06                 2.07         1,320,606.13                 0.06
      1993                      18,907,790.86                 3.44         4,348,589.05                 0.19
      1994                      18,947,731.73                 3.45         5,552,103.77                 0.25
      1995                       3,471,721.96                 0.63        36,354,679.83                 1.61
      1996                       4,561,622.97                 0.83        55,685,540.42                 2.46
      1997                      16,186,384.21                 2.95       252,958,764.09                11.17
      1998                     440,337,558.08                80.12     1,210,217,103.40                53.45
      1999                      35,472,154.54                 6.45       696,996,867.30                30.78
-------------------------------------------------------------------------------------------------------------
     Totals                   $549,621,026.66               100.00%   $2,264,320,671.71               100.00%
-------------------------------------------------------------------------------------------------------------

     The earliest month and year of origination of any initial mortgage loan is expected to be June 1, 1988 and the latest month and year of origination is expected to be April 1, 1999.

                   ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                         INITIAL FIXED-RATE MORTGAGE LOANS                INITIAL ADJUSTABLE-RATE MORTGAGE LOANS
                                    -------------------------------------------         -------------------------------------------
                                                               PERCENTAGE OF                                       PERCENTAGE OF
                                      CUT-OFF DATE              CUT-OFF DATE              CUT-OFF DATE              CUT-OFF DATE
ORIGINAL PRINCIPAL                  AGGREGATE UNPAID          AGGREGATE UNPAID          AGGREGATE UNPAID          AGGREGATE UNPAID
BALANCE                             PRINCIPAL BALANCE         PRINCIPAL BALANCE         PRINCIPAL BALANCE         PRINCIPAL BALANCE
------------------                  -----------------         -----------------         -----------------         -----------------
200,000.01 - 250,000.00..........    $ 36,405,867.72                 6.62%              $  123,217,218.21                5.44%
250,000.01 - 300,000.00..........     160,587,341.10                29.22                  594,546,652.76               26.26
300,000.01 - 350,000.00..........      91,296,596.06                16.61                  288,242,499.06               12.73
350,000.01 - 400,000.00..........      77,523,993.63                14.10                  287,729,534.99               12.71
400,000.01 - 450,000.00..........      49,136,508.53                 8.94                  239,834,134.69               10.59
450,000.01 - 500,000.00..........      36,254,251.72                 6.60                  156,860,323.72                6.93
500,000.01 - 550,000.00..........      25,185,056.76                 4.58                  145,053,914.05                6.41
550,000.01 - 600,000.00..........      20,954,653.08                 3.81                  116,580,166.24                5.15
600,000.01 - 650,000.00..........      32,384,563.02                 5.89                  213,844,561.33                9.44
650,000.01 - 700,000.00..........       1,329,858.31                 0.24                    6,096,672.90                0.27
700,000.01 - 750,000.00..........       3,513,880.19                 0.64                   29,784,397.72                1.32
750,000.01 - 800,000.00..........       1,376,752.52                 0.25                    9,195,974.24                0.41
800,000.01 - 850,000.00..........         751,639.78                 0.14                    9,921,602.96                0.44
850,000.01 - 900,000.00..........       4,914,099.02                 0.89                   13,223,384.93                0.58
900,000.01 - 950,000.00..........         939,207.33                 0.17                    4,629,185.62                0.20
950,000.01 - 1,000,000.00........       6,210,010.79                 1.13                   25,560,448.29                1.13
Over 1,000,000.00................         856,747.10                 0.16
                                     ---------------               -------              -----------------              -------
    Totals                           $549,621,026.66               100.00%              $2,264,320,671.71              100.00%
                                     ===============               =======              =================              =======
                                     AVERAGE ORIGINAL                                   AVERAGE ORIGINAL
                                     PRINCIPAL BALANCE IS                               PRINCIPAL BALANCE IS
                                     $352,361                                           $369,674

                    CURRENT MORTGAGE LOAN PRINCIPAL BALANCES

                                         INITIAL FIXED-RATE MORTGAGE LOANS                INITIAL ADJUSTABLE-RATE MORTGAGE LOANS
                                    -------------------------------------------         -------------------------------------------
                                                               PERCENTAGE OF                                       PERCENTAGE OF
                                      CUT-OFF DATE              CUT-OFF DATE              CUT-OFF DATE              CUT-OFF DATE
CURRENT PRINCIPAL                   AGGREGATE UNPAID          AGGREGATE UNPAID          AGGREGATE UNPAID          AGGREGATE UNPAID
BALANCE                             PRINCIPAL BALANCE         PRINCIPAL BALANCE         PRINCIPAL BALANCE         PRINCIPAL BALANCE
------------------                  -----------------         -----------------         -----------------         -----------------
200,000.00 and Below.............    $  4,093,359.92                 0.74%              $    3,902,031.16                0.17%
200,000.01 - 250,000.00..........      60,941,697.73                11.09                  152,668,571.93                6.74
250,000.01 - 300,000.00..........     147,984,633.58                26.92                  579,065,963.84               25.57
300,000.01 - 350,000.00..........      92,916,507.03                16.91                  290,041,977.48               12.81
350,000.01 - 400,000.00..........      78,130,277.17                14.22                  294,347,852.36               13.00
400,000.01 - 450,000.00..........      45,012,671.61                 8.19                  235,820,608.09               10.41
450,000.01 - 500,000.00..........      32,900,257.63                 5.99                  146,645,436.81                6.48
500,000.01 - 550,000.00..........      23,457,848.28                 4.27                  143,325,231.77                6.33
550,000.01 - 600,000.00..........      17,325,343.84                 3.15                  127,449,882.95                5.63
600,000.01 - 650,000.00..........      28,814,190.40                 5.24                  195,052,323.57                8.61
650,000.01 - 700,000.00..........       1,329,858.31                 0.24                    6,203,973.31                0.27
700,000.01 - 750,000.00..........       4,331,948.75                 0.79                   29,930,373.53                1.32
750,000.01 - 800,000.00..........       1,507,714.18                 0.27                    7,734,685.97                0.34
800,000.01 - 850,000.00..........         812,736.58                 0.15                    9,921,602.96                0.44
850,000.01 - 900,000.00..........       4,364,549.04                 0.79                   15,008,691.68                0.66
900,000.01 - 950,000.00..........       3,728,628.18                 0.68                    8,436,072.03                0.37
950,000.01 - 1,000,000.00........       1,968,804.43                 0.36                   18,765,392.27                0.83
                                     ---------------               -------              -----------------              -------
    Totals                           $549,621,026.66               100.00%              $2,264,320,671.71              100.00%
                                     ===============               =======              =================              =======
                                     AVERAGE CURRENT                                    AVERAGE CURRENT
                                     PRINCIPAL BALANCE IS                               PRINCIPAL BALANCE IS
                                     $336,160                                           $363,338

                          MORTGAGE LOAN PRODUCT TYPES

                                                                                                   Initial Mortgage Loans
                                                                                        -------------------------------------------
                                                                                                                   Percentage of
                                                                                         Cut-off Date               Cut-off Date
Mortgage Loan                                                                           Aggregate Unpaid          Aggregate Unpaid
 Product Type                                                                           Principal Balance         Principal Balance
-------------                                                                           -----------------         -----------------
10/1 Eligible Adjustable Rate Mortgage Loans(1)......................                   $ 983,383,158.67               34.95%
5/1 Eligible Adjustable Rate Mortgage Loans(1).......................                     646,284,103.84               22.97
7/1 Eligible Adjustable Rate Mortgage Loans(1).......................                     593,460,442.97               21.09
30 Year Eligible Fixed-Rate Mortgage Loans...........................                     384,538,656.31               13.67
15 Year Eligible Fixed-Rate Mortgage Loans...........................                     165,082,370.35                5.87
3/1 Eligible Adjustable Rate Mortgage Loans(1).......................                      23,719,788,80                0.84
1/1 Eligible Adjustable Rate Mortgage Loans(1).......................                      17,473,177.43                0.62
                                                                                        ---------------          ------------
    Totals                                                                              $2,813,941,698.37             100.00%
                                                                                        =================        ============

________________

(1) 10/1, 5/1, 7/1, 3/1 and 1/1 refers to the initial period after origination that each mortgage loan product type has a fixed rate of interest, e.g., 10/1 refers to a fixed rate of interest for an initial period of approximately 10 years after origination, 5/1 refers to a fixed rate of interest for an initial period of approximately 5 years after origination, and so on.

                         TYPES OF MORTGAGED PROPERTIES

                                                 Initial Fixed-Rate Mortgage Notes          Initial Adjustable-Rate Mortgage Loans
                                             -------------------------------------------  ------------------------------------------
                                                                      Percentage of                                 Percentage of
                                             Cut-Off Date             Cut-Off Date           Cut-Off Date           Cut-Off Date
                                            Aggregate Unpaid         Aggregate Unpaid       Aggregate Unpaid       Aggregate Unpaid
Property Type                               Principal Balance        Principal Balance      Principal Balance      Principal Balance
-------------                               -----------------        -----------------      -----------------      -----------------
Single Family Residence                     $384,634,737.82              69.98%             $1,559,636,764.72           68.88%
Planned Urban Development                    150,109,736.28              27.31                 593,084,227.71           26.19
Condominium                                   12,167,183.86               2.21                  84,762,609.84            3.74
Town House                                     1,919,825.88               0.35                  25,967,210.61            1.15
2 to 4 Family Detached                           789,542.82               0.14                     869,858.83            0.04
                                            ---------------         -----------             -----------------      -----------
    TOTALS                                  $549,621,026.66             100.00%             $2,264,320,671.71          100.00%
                                            ===============         ===========             =================      ===========

                       PURPOSES OF INITIAL MORTGAGE LOANS

                                               Initial Fixed-Rate Mortgage Loans            Initial Adjustable-Rate Mortgage Loans
                                            ------------------------------------------      ----------------------------------------
                                                                      Percentage of                                 Percentage of
                                             Cut-Off Date             Cut-Off Date           Cut-Off Date           Cut-Off Date
                                            Aggregate Unpaid         Aggregate Unpaid       Aggregate Unpaid       Aggregate Unpaid
LOAN PURPOSE                                Principal Balance        Principal Balance      Principal Balance      Principal Balance
-------------                               -----------------        -----------------      -----------------      -----------------
PURCHASE..............................      $242,063,738.87              44.04%             $  998,724,994.97           44.11%
REFINANCE - NO CASHOUT................       227,171,055.20              41.33                 966,933,709.82           42.70
REFINANCE - CASHOUT...................        80,386,232.59              14.63                 298,661,966.92           13.19
                                            ---------------         -----------             -----------------      -----------
    TOTALS                                  $549,621,026.66             100.00%             $2,264,320,671.71          100.00%
                                            ===============         ===========             =================      ===========


     In the case of an initial mortgage loan made for "No Cashout" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with the refinancing. However, in the case of an initial mortgage loan made for "Cashout" refinance purposes, all or a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of the proceeds retained by the mortgagor may be substantial.

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                       INITIAL FIXED-RATE MORTGAGE LOANS                   INITIAL ADJUSTABLE-RATE MORTGAGE LOANS
                                 ---------------------------------------------          --------------------------------------------
                                                               PERCENTAGE OF                                         PERCENTAGE OF
                                   CUT-OFF DATE                CUT-OFF DATE               CUT-OFF DATE               CUT-OFF DATE
                                 AGGREGATE UNPAID            AGGREGATE UNPAID           AGGREGATE UNPAID           AGGREGATE UNPAID
GEOGRAPHIC AREA                  PRINCIPAL BALANCE           PRINCIPAL BALANCE          PRINCIPAL BALANCE          PRINCIPAL BALANCE
---------------                  -----------------           -----------------          -----------------          -----------------
Alabama                          $  4,133,598.91                   0.75%                $    1,155,391.27                0.05%
Arizona                             6,029,108.77                   1.10                     23,820,753.30                1.05
Arkansas                            2,888,141.84                   0.53                      5,673,611.16                0.25
California                         71,341,628.90                  12.98                    772,568,703.40               34.12
Colorado                           28,199,849.30                   5.13                     37,101,688.88                1.64
Connecticut                         3,127,743.43                   0.57                      1,342,012.15                0.06
Delaware                            1,640,144.47                   0.30                      4,620,489.97                0.20
District of Columbia                9,411,586.36                   1.71                     98,920,956.24                4.37
Florida                            48,837,932.71                   8.89                    185,228,335.62                8.18
Georgia                            19,546,899.17                   3.56                     83,379,973.05                3.68
Idaho                                 917,909.55                   0.17                        575,621.08                0.03
Hawaii                                      0.00                   0.00                        375,035.91                0.02
Illinois                           18,109,322.70                   3.29                     21,865,494.21                0.97
Indiana                               616,069.56                   0.11                      1,425,147.57                0.06
Iowa                                1,089,217.87                   0.20                      2,063,723.43                0.09
Kansas                             18,375,387.80                   3.34                     15,382,180.43                0.68
Kentucky                            2,778,656.25                   0.51                      4,859,145.39                0.21
Louisiana                             339,294.77                   0.06                              0.00                0.00
Maryland                           33,107,450.83                   6.02                    192,576,343.03                8.50
Massachusetts                       1,983,082.90                   0.36                      2,501,061.04                0.11
Michigan                            2,872,093.69                   0.52                      5,942,201.92                0.26
Minnesota                           6,310,897.93                   1.15                      5,337,523.57                0.24
Mississippi                                 0.00                   0.00                        298,190.10                0.01
Missouri                           11,962,531.30                   2.18                     39,617,105.29                1.75
Montana                                     0.00                   0.00                        847,600.61                0.04
Nebraska                              643,338.74                   0.12                              0.00                0.00
Nevada                              2,991,542.65                   0.54                      4,636,041.08                0.20
New Hampshire                         231,846.84                   0.04                              0.00                0.00
New Jersey                          1,213,678.30                   0.22                      1,224,265.54                0.05
New Mexico                          3,264,708.07                   0.59                      9,729,404.10                0.43
New York                              770,623.74                   0.14                      2,220,903.91                0.10
North Carolina                     46,017,268.84                   8.37                    156,096,096.16                6.89
Ohio                                6,851,667.48                   1.25                      8,013,615.98                0.35
Oklahoma                            2,293,108.50                   0.42                      4,621,871.41                0.20
Oregon                              1,477,147.52                   0.27                      2,208,291.01                0.10
Pennsylvania                        9,027,561.28                   1.64                      8,013,966.18                0.35
Rhode Island                                0.00                   0.00                        431,276.75                0.02
South Carolina                     26,623,270.39                   4.84                    101,445,400.52                4.48
Tennessee                          12,557,727.97                   2.28                     44,978,170.59                1.99
Texas                              71,193,283.78                  12.95                     89,559,116.60                3.96
Utah                                1,194,025.47                   0.22                      6,197,285.82                0.27
Virginia                           62,809,811.48                  11.43                    299,105,513.44               13.21
Washington                          6,069,420.57                   1.10                     17,038,168.91                0.75
Wisconsin                             772,446.03                   0.14                        739,514.63                0.03
Wyoming                                     0.00                   0.00                        583,480.46                0.03
                                 ---------------                -------                 -----------------              ------
  Total                          $549,621,026.66                 100.00%                $2,264,320,671.71              100.00%
                                 ===============                =======                 =================              ======

     No more than approximately 1.15% of the initial fixed-rate mortgage loans and approximately 2.17% of the initial adjustable-rate mortgage loans are secured by mortgaged properties located in any one five-digit zip code region.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit No.
                  -----------


                           1.1 Underwriting Agreement dated May 19, 1999 among the Registrant, Banc of America Securities LLC, Credit Suisse First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Staney & Co. Incorporated, and Prudential Securities Incorporated as representative of the underwriters.

                           4.1 Indenture Dated as of May 25, 1999 between the Registrant and U.S. Bank Trust National Association, as trustee.

                           10.1 Servicing Agreement dated as of May 25, 1999 between the Registrant and NationsBanc Mortgage Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MAIN PLACE FUNDING, LLC
                                              --------------------------------
                                                   (Registrant)

Date:  May 25, 1999                           By: /s/ John E. Mack
                                                 -----------------------------
                                                  Name:  John E. Mack
                                                  Title:  President

                                  EXHIBIT INDEX

                                                                                     Sequentially
     Exhibit Number     Description                                                  Numbered Page
     --------------     -----------                                                  -------------


            1.1         Underwriting Agreement dated May 19, 1999 among the
                        Registrant, Banc of America Securities LLC, Credit
                        Suisse First Boston Corporation, Merrill Lynch, Pierce,
                        Fenner & Smith Incorporated, Morgan Staney & Co.
                        Incorporated, and Prudential Securities Incorporated as representative of the underwriters.

            4.1         Indenture Dated as of May 25, 1999 between the
                        Registrant and U.S. Bank Trust National Association, as trustee.

            10.1        Servicing Agreement dated as of May 25, 1999 between the
                        Registrant and NationsBanc Mortgage Corporation.